Dreyfus
Worldwide Dollar
Money Market Fund, Inc.

SEMIANNUAL REPORT
April 30, 2000

(reg.tm)




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.


           * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                                Worldwide Dollar

                                                         Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Worldwide Dollar Money Market Fund, Inc., covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's Senior Portfolio Manager, Patricia A. Larkin.

When the reporting period began, international and domestic economies were growing faster than most analysts expected, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly
volatile,    continued    to    climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times during the reporting period. In total, the Federal Reserve Board has raised short-term interest rates by 1.25 percentage points since late June 1999. While these economic influences adversely affected longer term bonds, they
positively    influenced    money    market    yields.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Worldwide Dollar Money Market Fund, Inc

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Worldwide Dollar Money Market Fund, Inc. perform during the period?

For the six-month period ended April 30, 2000, the fund produced an annualized yield of 5.08%, which, taking into account the effect of compounding, produced an annualized effective yield of 5.20%.(1)

What factors influenced the fund's performance?

At the beginning of the reporting period, the money market continued to digest the mixed signals the economy had sent through the third quarter of 1999. Gross domestic product (GDP) growth had accelerated to a rapid 4.8%, but key indicators of employment cost, job creation and inflation were lower than would be expected, given such strong economic expansion. The Open Market Committee of the Federal Reserve Board (the "Fed") had tightened short-term interest rates twice in 1999 in an attempt to head off inflation before implementing its third and final increase for the year of 0.25 percentage points at its November meeting.

In an apparent attempt to quiet markets concerned with potential Y2K disruptions, the Fed opted to avoid taking any actions at its December meeting. In addition, the Fed added liquidity to the banking system over year-end, leading to temporary fluctuations in short-term interest rates. Despite this short-lived volatility, very few significant Y2K problems were reported. Once the new year began the Fed and the market turned their focus back to the fundamental issue of the impact of growth on inflation.

During the last quarter of 1999, GDP growth had quickened to a stunning 7.3%. The Fed grew concerned that growth was accelerating past a limit that could be sustained without triggering destructive levels of inflation. As a result, the Fed raised interest rates for the fourth time in this cycle of tightening in
early    February,    and    a    fifth    time    in

                                                                     The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

March. Although the Fed's stance towards the likelihood of future rate increases was officially neutral, Chairman Alan Greenspan indicated his view that inflation remained a threat. The market generally took this statement as a sign that the Fed would continue to tighten interest rates until growth was reigned in to manageable levels.

First quarter 2000 figures showed GDP growth at a less torrid, but still strong 5.4%. Continuing indications that prices were moving higher added to the money markets' concerns. Greater than expected domestic demand for goods and services continued. Even in the face of the gradualist rate hikes, consumer confidence and consumer demand showed few signs of abating: home and auto sales continued at record paces. The tightest labor market the U.S. has seen in the past 30 years added the threat of wage-driven inflationary pressure.

In our increasingly interknit global economy, events overseas have an ever-increasing effect on the domestic economy. Following the Asian economic crisis of 1998, demand outside the U.S. weakened. Such weakness doubtlessly enabled the U.S. economy to grow at an unusually fast pace without setting off commodity inflation. As overseas economies recovered, their demand for raw materials picked up as well, competing with U.S. demand and putting upward pressure on prices.

What is the fund's current strategy?

In anticipation of rising interest rates early in the six-month reporting period, the fund adopted a somewhat defensive strategy. Most significantly, we reduced the fund's average maturity in order to build in a liquidity cushion. Shorter maturities were designed to help the fund benefit from any additional interest-rate increases, as well as to protect the fund from potential volatility.


As of April 30, 2000, the fund's average maturity remained relatively short; however, we are prepared to extend the fund's average maturity if and when evidence appears that the economy is slowing in response to the Fed's previous moves. By extending the fund's average maturity when we believe that the Fed is near the end of the current series of rate hikes, we expect to be able to lock in prevailing high yields.

May 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--29.5%                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bank Austria AG (Yankee)

   5.42%, 5/22/2000                                                                          30,000,000               29,999,088

Bayerische Hypo-und Vereinsbank AG (London)

   6.02%, 5/22/2000                                                                          50,000,000               49,999,166

CARIPLO (London)

   6.06%, 6/9/2000                                                                           50,000,000               50,000,267

Deutsche Bank AG (London)

   6.08%, 6/13/2000                                                                          30,000,000               30,000,353

Halifax PLC (London)

   6.01%, 11/16/2000                                                                         25,000,000               25,001,302

Istituto Bancario San Paolo DiTorino (Yankee)

   5.15%, 5/16/2000                                                                          10,000,000                9,999,881

Merita Bank PLC (Yankee)

   6.23%-6.60%, 8/4/2000-1/24/2001                                                           60,000,000               59,991,280

National Westminster Bank PLC (Yankee)

   6.04%, 5/16/2000                                                                          50,000,000               50,000,258

Societe Generale (Yankee)

   6.20%-6.60%, 7/6/2000-1/16/2001                                                           60,000,000               59,996,954

Unicredito Italiano SPA (London)

   6.17%, 7/26/2000                                                                          50,000,000               50,001,157

Union Bank of Switzerland (Yankee)

   5.60%, 6/14/2000                                                                          25,000,000               24,999,950

TOTAL NEGOTIABLE BANK CERTIFICATE OF DEPOSIT

   (cost $439,989,656)                                                                                               439,989,656
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--33.3%
--------------------------------------------------------------------------------

Associates First Capital Corp.

   6.04%, 5/1/2000                                                                           50,000,000               50,000,000

Associates Corp. Of North America

   6.04%, 5/1/2000                                                                           50,000,000               50,000,000

Donaldson, Lufkin & Jenrette Inc.

   6.10%, 5/8/2000                                                                           35,000,000               34,959,099

Ford Motor Credit Corp.

   6.11%, 5/25/2000                                                                          60,000,000               59,758,400

General Electric Capital Corp.

   6.22%, 7/3/2000                                                                           50,000,000               49,464,500

Hertz Corp.

   6.11%, 5/26/2000                                                                          30,000,000               29,874,167

Internationale Nederlanden (U.S) Funding Corp.

   6.24%, 8/3/2000                                                                           65,000,000               63,973,181

Morgan Stanley Dean Witter & Co.

   6.04%, 6/5/2000-6/6/2000                                                                  70,000,000               69,591,764



                                                                                              Principal

COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Paine Webber Group Inc.

   6.23%, 7/17/2000                                                                          25,000,000               24,673,686

Prudential Funding Corp.

   6.03%-6.14%, 5/1/2000-5/22/2000                                                           65,000,000               64,857,433

TOTAL COMMERCIAL PAPER

   (cost $497,152,230)                                                                                               497,152,230
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--12.5%
--------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   5.97%-6.53%, 11/15/2000-1/16/2001                                                         65,000,000               65,000,000

Heller Financial Inc.

   6.03%-6.16%, 8/25/2000-9/25/2000                                                          21,000,000  (a)          21,022,839

Lehman Brothers Holdings Inc.

   6.19%, 2/27/2001                                                                          50,000,000  (a)          50,125,022

Merrill Lynch & Co. Inc.

   6.16%, 2/28/2001                                                                          50,000,000  (a)          49,995,861

TOTAL CORPORATE NOTES

   (cost $186,143,722)                                                                                               186,143,722
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--3.0%
--------------------------------------------------------------------------------

Goldman Sachs Group L.P.

  6.10%-6.10%, 5/3/2000-5/10/2000

   (cost $45,000,000)                                                                        45,000,000  (b)          45,000,000
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--2.5%
--------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

  dated 4/28/2000, 5.71% due 5/1/2000 in the amount of

  $37,885,018 (fully collateralized by U.S. Treasury Notes

  4.625% to 4.875%, due from 12/31/2000 to 3/31/2001,

  and U.S. Treasury Bills due 8/15/2000, value $38,333,972)

   (cost $37,867,000)                                                                        37,867,000               37,867,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--13.1%
--------------------------------------------------------------------------------

Bank One N.A.

   6.26%, 8/15/2000                                                                          25,000,000               25,000,000

Comercia Bank

   6.15%, 4/25/2001                                                                          50,000,000  (a)          49,985,247

First Union National Bank

   6.18%, 2/26/2001                                                                          50,000,000  (a)          50,000,000

National City Bank

   6.18%, 2/22/2001                                                                          50,000,000  (a)          49,980,237

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

SHORT-TERM BANK NOTES (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Union Bank California

   6.00%, 8/11/2000                                                                          20,000,000               20,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $194,965,484)                                                                                               194,965,484
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--3.8%
--------------------------------------------------------------------------------

State Street Bank & Trust Co.

  5.87%, 5/1/2000

   (cost $57,396,000)                                                                        57,396,000               57,396,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $1,458,514,092)                                                                          97.7%            1,458,514,092

CASH AND RECEIVABLES (NET)                                                                         2.3%               34,344,556

NET ASSETS                                                                                       100.0%            1,492,858,648

(a)  VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(b)  THESE  NOTES  WERE  ACQUIRED  FOR  INVESTMENT,  AND NOT WITH THE  INTENT TO
     DISTRIBUTE  OR SELL.  SECURITIES  RESTRICTED  AS TO  PUBLIC  RESALE.  THESE
     SECURITIES WERE ACQUIRED  BETWEEN  11/5/1999 AND 2/10/2000 AT A COST OF PAR
     VALUE.  AT APRIL 30, 2000,  THE  AGGREGATE  VALUE OF THESE  SECURITIES  WAS
     $45,000,000  REPRESENTING  APPROXIMATELY  3.0% OF NET  ASSETS  AND THEY ARE
     VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENT.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,458,514,092  1,458,514,092

Cash                                                                 21,811,501

Interest receivable                                                  13,272,874

Prepaid expenses                                                        133,331

                                                                  1,493,731,798
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           632,217

Accrued expenses                                                        240,933

                                                                        873,150
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,492,858,648
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,492,723,540

Accumulated undistributed net investment income                         431,952

Accumulated net realized gain (loss) on investments                    (296,844)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,492,858,648
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(25 billion shares of $.001 par value Common Stock authorized)     1,492,723,540

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     44,068,681

EXPENSES:

Management fee--Note 2(a)                                            3,761,699

Shareholder servicing costs--Note 2(b)                               2,493,797

Prospectus and shareholders' reports                                    82,167

Custodian fees                                                          64,873

Directors' fees and expenses--Note 2(c)                                 33,576

Professional fees                                                       21,336

Registration fees                                                       11,616

TOTAL EXPENSES                                                       6,469,064

Less--reduction in management fee due to

   undertaking--Note 2(a)                                             (825,916)

NET EXPENSES                                                         5,643,148

INVESTMENT INCOME--NET                                              38,425,533
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                     (66)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                38,425,467

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           April 30, 2000        Year Ended

                                              (Unaudited)  October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         38,425,533        69,177,391

Net realized gain (loss) from investments             (66)              --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   38,425,467        69,177,391
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (38,387,676)      (68,983,384)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               2,142,753,895     2,658,859,271

Dividends reinvested                           36,385,223        66,138,498

Cost of shares redeemed                    (2,214,348,678)   (2,768,497,131)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (35,209,560)      (43,499,362)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (35,171,769)      (43,305,355)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,528,030,417     1,571,335,772

END OF PERIOD                               1,492,858,648     1,528,030,417

Undistributed investment income--net              431,952           394,095

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                        Six Months Ended

                                         April 30, 2000                         Year Ended October 31,
                                                                       --------------------------------------------

                                         (Unaudited)        1999          1998          1997          1996             1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        1.00          1.00          1.00          1.00          1.00          1.00

Investment Operations:

Investment income--net                        .025          .046          .049          .049          .049          .052

Distributions:

Dividends from investment
   income--net                              (.025)         (.046)        (.049)        (.049)        (.049)        (.052)

Net asset value, end of period                1.00          1.00          1.00          1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                              5.13(a)       4.52          5.05          5.02          4.96          5.33
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                          .75(a)        .75           .75           .75           .81           .86

Ratio of net investment
   income to average
   net assets                                 5.09(a)       4.45          4.95          4.90          4.86          5.20

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                     .11(a)        .12           .18           .14           .05           --

Net Assets, end of period
   ($ x 1,000)                           1,492,859     1,528,030     1,571,336     1,667,835     1,941,601     2,105,361

(a) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of the Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On  May  1,  2000, the fund declared a cash dividend of approximately $.0003 per
share   from  undistributed  investment  income-net  which  included  investment income-net for Saturday, April 29, 2000, and Sunday, April 30, 2000.

(d) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $297,000 available for Federal income tax purposes to be applied against future net securities profits realized subsequent to October 31, 1999. If not applied, $76,000 of the carryover expires in fiscal 2003, $142,000 expires in fiscal 2004 and $79,000 expires in fiscal 2005.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1999 through April 30,

2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .75 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $825,916 during the period ended April 30, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2000, the fund was charged $1,458,186 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $758,775 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Worldwide Dollar Money Market Fund, Inc. 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   762SA004